                                             LANDLORD

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     Before me, a Notary Public in and for said county and state on the 1 day of November, 1995, personally appeared Paul Coury to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

                                        /s/ Bertha Jones
                                        ------------------------------
                                        Notary Public

My Commission Expires:

     3/24/98
-------------------------



                                             TENANT, IF CORPORATION

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     Before me, a Notary Public in and for said County and State on the _______ day of ___________, 19__, personally appeared _______________________
and to me known to be the identical persons who subscribed the name of __________________ to the foregoing instrument as its _________________
President and _________________ Secretary, respectively, and acknowledged to me that they executed the same as their free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

                                        ------------------------------
                                        Notary Public

My Commission Expires:


-------------------------



                                             TENANT, IF INDIVIDUAL

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     Before me, a Notary Public in and for said County and State on the _______ day of ___________, 19__, personally appeared _______________________
and _______________________ to me known to be the identical person(s) who executed the within and foregoing instrument and acknowledged to me that _________ executed the same as __________ free and voluntary act for the uses and purposes therein set forth.

                                        ------------------------------
                                        Notary Public

My Commission Expires:


-------------------------



                                             TENANT, IF PARTNERSHIP

STATE OF OKLAHOMA   )
                    ) ss.
COUNTY OF TULSA     )

     The foregoing instrument was acknowledged before me this ___________ day of ____________, 19__, by ________________________ and ___________________
for and on behalf of, a _______________________ Partnership.

                                        ------------------------------
                                        Notary Public


My Commission Expires:


-------------------------

                                     EXHIBIT "A"
                      FOR DELINEATION ONLY, NOT FOR CONSTRUCTION


                                     [FLOOR PLAN]

                                     [FLOOR PLAN]

                                    EXHIBIT "A-1"
                        LIMITS OF FIRST RIGHT OF REFUSAL AREA

                                     [FLOOR PLAN]

                                      EXHIBIT B

                                     EXHIBIT "C"

                          TENANT'S DESIGNATED PARKING AREAS

                                     [SITE PLAN]

                               FIRST AMENDMENT TO LEASE

This Agreement is made and entered into as of the 14 day of February, 1996 by and between 1991 EXCHANGE LIMITED PARTNERSHIP ("Landlord") and FINGERHUT FINANCIAL SERVICES CORPORATION ("Tenant").


                                     WITNESSETH:


Whereas, Landlord demised to Tenant and Tenant leased from Landlord certain premises located in the building known as 4500 Exchange Tower, located at 4500 South Garnett, Tulsa, Oklahoma as more fully described in that certain Lease dated October 31, 1995 which shall expire December 31, 1998.

Now, Therefore, in consideration of the premises and the mutual covenants and conditions contained herein, Landlord and Tenant wish to make the following modifications:

1.)  EXPANSION OF PREMISES:   The Premises shall be expanded by approximately
                              17,120 rentable square feet, as shown on attached
                              Exhibit "A" making up the entirety of the 5th floor. Tenants total square footage shall now be approximately 34,710 rentable square feet.

2.)  RENTAL RATE:             Tenants base monthly rental shall now be
                              $28,201.88.

3.)  EFFECTIVE DATE:          Shall be April 1, 1996.

4.)  TENANT FINISH
     ALLOWANCE:               Landlord shall provide $125,660.80 towards the
                              build-out of the expanded premises. Any additional costs shall be paid by Tenant.

Unless specifically modified herein, all of the terms and conditions of the Leases shall remain in full force and effect.


Agreed to and Accepted


Landlord:  1991 Exchange Limited Partnership


By: /s/ Paul Coury       Date 2-16-96        /s/ [Illegible]
   -------------------------------------     ------------------------------
                                                 Witness


Tenant:  Fingerhut Financial Services Corporation


By: /s/ Ronald N. Zebeck   Date 2-15-96      /s/ Jane Lorenz
   -------------------------------------     ------------------------------
                                                 Witness

                                     [FLOOR PLAN]

                                     EXHIBIT "A"
                                 FOR DELINEATION ONLY